                                                                    Exhibit 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                                TELIGENT, INC.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Teligent, Inc. (the "Company") made pursuant to the Prospectus, dated July 10, 1998 (the "Prospectus"), if certificates for the outstanding 11 1/2% Senior Discount Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Union National Bank, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

            Delivery To: First Union National Bank, Exchange Agent

              By Mail:                          By Overnight Courier:


             Mike Klotz                              Mike Klotz
      First Union National Bank               First Union National Bank
  First Union Customer Information        First Union Customer Information
               Center                                  Center
  Corporate Trust Operations NC1153       Corporate Trust Operations NC1153
   1525 West W.T. Harris Blvd-3C3          1525 West W.T. Harris Blvd-3C3
      Charlotte, NC 28288-1153                Charlotte, NC 28288-1153

                             For Information Call:
                                (704) 590-7408

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (704) 590-7628

                     Attention: Corporate Trust Department

  DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF SUCH LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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Principal Amount at Maturity of Old Notes
    Tendered:*

$
 -------------------------------------
Certificate Nos. (if available):       If Old Notes will be delivered by
                                       book-entry transfer to The
                                       Depository Trust Company, provide
                                       account number.
-------------------------------------
Total Principal Amount at Maturity Represented by Old Notes Certificate(s):

$
 ------------------------------------- Account Number
                                                    -------------------------
-----------------------------------------------------------------------------

  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                               PLEASE SIGN HERE

X
 -------------------------     ------------

X
 -------------------------
                               ------------
 Signature(s) of Owner(s)      Date
 or Authorized Signatory

 Area Code and Telephone Number:
                            -------------------------

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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*Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount at maturity of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

-------------------------------------  -------------------------------------
            Name of Firm                       Authorized Signature

-------------------------------------  -------------------------------------
               Address                                 Title

-------------------------------------  Name:  -------------------------------
                             Zip Code            (Please Type or Print)

Area Code and Tel. No.
                 --------------------  Dated:
                                              -------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
     OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.